Hansberger International Series

The Plan pursuant to Rule 18f-3 under the Investment
Company Act of 1940, as amended, effective March 11, 2011 is incorporated by reference to exhibit (n) of post-effective amendment No. 25 to the Registration Statement filed on Form Type 485BPOS on April 29, 2011 (Accession No.
0001193125-11-117451).
Exhibit 77Q1